Exhibit 13.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Cencosud S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2015 of the Company, as amended by this Amendment No. 1 on Form 20-F/A accompanying this Certification (the “Form 20-F”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jaime Soler
Name:	Jaime Soler
Title:	Chief Executive Officer
Date:	July 7, 2016

/s/ Rodrigo Larrain
Name:	Rodrigo Larrain
Title:	Chief Financial Officer
Date:	July 7, 2016